                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and officers of SUPERVALU INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, its Annual Report on Form 10-K for the year ended February 24, 1996 under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Michael W. Wright and Vernon H. Heath, his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him or her and in his or her name, place and stead, in any and all capacities (including without limitation, as Director and/or principal Executive Officer, principal Financial Officer, principal Accounting Officer or any other officer of the Company), to sign such Annual Report on Form 10-K which is about to be filed, and any and all amendments thereto, and to file such Annual Report on Form 10-K and each such amendment thereto so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on this 12th day of April, 1996.


/s/  Herman Cain                                     /s/ Charles M. Lillis
- --------------------------------                     ---------------------------
Herman Cain                                          Charles M. Lillis


/s/  Stephen I. D'Agostino                           /s/  Harriet Perlmutter
- --------------------------------                     ---------------------------
Stephen I. D'Agostino                                Harriet Perlmutter


/s/  Edwin C. Gage                                   /s/  Carole F. St. Mark
- --------------------------------                     ---------------------------
Edwin C. Gage                                        Carole F. St. Mark


/s/  Vernon H. Heath                                 /s/  Winston R. Wallin
- --------------------------------                     ---------------------------
Vernon H. Heath                                      Winston R. Wallin


/s/  William A. Hodder                               /s/  Michael W. Wright
- --------------------------------                     ---------------------------
William A. Hodder                                    Michael W. Wright


/s/  Garnett L. Keith, Jr.                           /s/  Jeffrey Girard
- --------------------------------                    ---------------------------
Garnett L. Keith, Jr.                                Jeffrey Girard


/s/  Richard L. Knowlton                             /s/  Isaiah Harris
- --------------------------------                     ---------------------------
Richard L. Knowlton                                  Isaiah Harris